UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 18, 2008

MIDAS, INC.

(Exact name of registrant as specified in its charter)

Delaware	01-13409	36-4180556
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1300 Arlington Heights Road Itasca, Illinois	60143
(Address of principal executive offices)	(Zip Code)

(630) 438-3000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

As previously reported, Midas Canada Inc. and Midas International Corporation, subsidiaries of Midas, Inc., agreed to mediate the claims asserted by two Canadian franchisees in a proposed class action proceeding. The mediation concluded on November 14th without a settlement. However, the parties have agreed to a further settlement discussion without the aid of the mediator.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MIDAS, INC.

/s/ William M. Guzik
Date: November 18, 2008	Name:	William M. Guzik
	Title:	Chief Financial Officer

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